                                                                    Exhibit 10.3

                                 LOAN AGREEMENT

      This Loan Agreement ("Agreement") is made this 3rd day of May, 2004, by and among WSI Industries, Inc., a Minnesota corporation, having the address described in section VII.F hereof ("Borrower"), Excel Bank Minnesota, having a principal business address of 50 South Sixth Street, Suite 1000, Minneapolis MN 55402 ("Lender").

      WITNESSETH:

      WHEREAS, Borrower seeks to obtain a loan from Lender in the amount of One Million Three Hundred and Sixty Thousand and 00/100 ($1,360,000.00) Dollars to acquire title to the real property located in Wright County, Minnesota which property is legally described on the attached Exhibit A ("Mortgaged Premises"); and

      WHEREAS, the Lender desires to loan One Million Three Hundred and Sixty Thousand and 00/100 ($1,360,000.00) Dollars to Borrower pursuant to and subject to the terms and conditions of this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

I.    THE LOAN.

      The Lender shall loan to Borrower the sum of One Million Three Hundred and Sixty Thousand and 00/100 ($1,360,000.00) Dollars ("Loan") pursuant to the terms and conditions of a promissory note ("Promissory Note") in form and substance acceptable to Lender. The Loan shall bear interest and all payments shall be made as described in the Promissory Note.

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      A. The parties acknowledge and agree that the sole purpose of the Loan is to enable Borrower to acquire title to the Mortgaged Premises. Borrower shall be in default under this Agreement if any of the proceeds from the Promissory Note are used for any purpose other than as described above.

      B. Borrower shall, on or before the execution hereof, provide Lender a Phase I Environmental Investigation Report regarding the Mortgaged Premises. The Loan shall be conditioned upon Lender, in Lender's sole discretion, being satisfied with the results of the Phase I Environmental Investigation Report.

      C. The Lender may maintain from time to time, at its discretion, liability records as to any and all loans made or repaid and interest accrued or repaid under this Agreement. All entries made on any such record shall be presumed correct until Borrower establishes the contrary. On demand by the Lender, Borrower will admit and certify in writing the exact principal balance that Borrower then asserts to be outstanding to the Lender for the Loan. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on Borrower unless specific written notice of exception is given to the Lender at its address described above by Borrower within thirty (30) days after its receipt by Borrower.

      D. Borrower shall, on or before the execution hereof, reimburse Lender for all of Lender's reasonable attorneys' fees and all related costs incurred by the Lender in drafting this Agreement, the related documents, negotiating its terms with the parties hereto and establishing Lender's collateral position, including title insurance costs. Borrower agrees that Lender may at any time or from time to time, without further request by or notice to Borrower, make a loan to Borrower in the sum of such attorneys' fees and costs and add such indebtedness to other indebtedness of Borrower under the Promissory Note or the Lender may apply proceeds of the Promissory Note directly to pay such attorneys' fees and costs.

      E. Prior to the execution hereof, Borrower shall cause to be delivered to the Lender, at Borrower's expense an appraisal certified to the Lender for the Mortgaged Premises by an M.A.I. appraiser acceptable to the Lender, engaged by the Lender. The appraisal shall be satisfactory to Lender in all respects. The initial appraisal shall provide for a current, as is market value of the Mortgaged Premises not to exceed seventy-two (72.00%) percent loan to value based on the total principal amount of the Loan on the date hereof.

      F. Borrower acknowledges and agrees that Borrower shall pay an origination fee to the Lender of Six Thousand Eight Hundred ($6,800.00) Dollars, which origination fee shall be paid in certified funds or cash on or before the closing of the Loan.

II. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Lender that:

      A. Borrower is a corporation duly organized and existing in good standing under the laws of the State of Minnesota. It has the power to own its property and to carry on its

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      business as now conducted and is duly qualified to do business in all states in which such qualification is required.

      B. Borrower is duly authorized and empowered to execute, deliver and perform this Agreement and to borrow money from the Lender.

      C. The execution and delivery of this Agreement and the performance by Borrower of its obligations hereunder do not and will not violate or conflict with any provisions of law or the Articles of Incorporation or Bylaws of Borrower and do not and will not violate or conflict with or cause any default or event of default to occur under any agreement binding upon Borrower.

      D. The execution and delivery of this Agreement have been duly approved by all necessary action of the Board of Directors of Borrower; and this Agreement has in fact been duly executed and delivered by Borrower and constitutes its lawful and binding obligation, legally enforceable against it in accordance with its terms (subject to laws generally affecting the enforcement of creditors' rights).

      E. To the best knowledge of Borrower, no litigation, tax claims, or governmental proceedings are pending or are threatened against Borrower and no order of any court or administrative agency is outstanding against Borrower.

      F. The authorization, execution, delivery and performance of this Agreement are not and will not be subject to the jurisdiction, approval, or consent of or to any requirement of registration with or notification to any federal, state or local regulatory body or administrative agency.

      G. The conduct of business by Borrower is not subject to registration with, notification to, or regulation, licensing, franchising, consent or approval by any state or federal governmental authority or administrative agency except general laws and regulations which are not related or applicable particularly or uniquely to the type of business conducted by Borrower, which do not materially restrict or limit the business of Borrower, and with which Borrower is in full compliance. All registrations and notifications required to be made, and all licenses, franchises, permits, operating certificates, approvals, and consents required to be issued to enter into or conduct such business have been duly and lawfully made or obtained and issued, and all terms and conditions set forth therein or imposed thereby have been duly met and complied with.

      H. To the best knowledge of Borrower based upon reasonable inquiry, no director, officer, employee, or agent of or consultant to Borrower is prohibited by law, by regulation, by contract, or by the terms of any license, franchise, permit, certificate, approval, or consent from participating in the business of Borrower as manager or member employee, or agent of or as consultant to Borrower or is the subject to any pending or, to Borrower's best knowledge, threatened proceeding which, if determined adversely, would or could result in such a prohibition.

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      I. Borrower has filed all federal and state tax returns that are required to be filed, and all taxes shown as due thereon have been paid.

      J. Borrower furnished certain financial statements to the Lender in conjunction with the execution of this Agreement. Borrower acknowledges and agrees that the Lender has acted in reliance upon the information contained within said financial statements prior to the execution of this Agreement and/or prior to making advances to Borrower hereunder. These financial statements were prepared in accordance with generally accepted accounting principles consistently maintained and present fairly the financial condition of Borrower as of the dates thereof, and disclose fully all liabilities of Borrower, whether or not contingent. Since the date of the most recent financial statement, there has been no material adverse change in the financial condition of Borrower. So long as any sums remain due and payable pursuant to the Promissory Note, Borrower shall furnish Lender with such further financial statements and other financial information, such as copies of tax returns, as Lender may reasonably request or as otherwise required by any document executed in conjunction herewith. In addition, Borrower shall within ninety (90) days after the end of each fiscal year furnish to the Lender audited financial and operating statements of the Borrower for such fiscal year, including a balance sheet and a profit and loss statement, all in reasonable detail and conforming to generally accepted accounting principles. Borrower shall also within thirty (30) days after the end of each month year furnish to the Lender the interim financial statements of the Borrower. All such financial statements shall be prepared and certified by the Borrower to the satisfaction of the Lender at the expense of Borrower. In the event Borrower fails to furnish any such financial statements, the Lender may cause an audit to be made of the respective books and records at the sole cost and expense of the Borrower (and Lender may add the expenses of such audit to the Loan) or otherwise declare an Event of Default hereunder. Lender also shall have the right to examine at their place of safekeeping at reasonable times all books, accounts and records relating to the business operations of the Borrower and the operation of the Mortgaged Premises.

      K. The Mortgaged Premises and the intended use of thereof for the purpose and in the manner contemplated by this Agreement are permitted by and comply in all material respects with all presently applicable use or other restrictions and requirements in prior conveyances, zoning ordinances and all development, pollution control, water conservation, environmental and other laws, regulations, rules and ordinances of the Unites States and the State of Minnesota and the respective agencies thereof, and the political subdivision in which the Mortgaged Premises is located.

      L. Borrower shall allow no encumbrances or liens to be placed upon the Mortgaged Premises without the prior written consent of the Lender. The Lender hereby consents to a second mortgage in favor of the City of Monticello, Minnesota in the amount of not more than Three Hundred fifty Thousand and 00/100 ($350,000.00) Dollars.

III. BREACH OF REPRESENTATIONS AND WARRANTIES. The material breach of any of the representations or warranties contained in this Agreement or of any of conditions of default or other breach of the covenants or other promises contained in this Agreement, the Promissory

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Note, the Mortgage, the Assignment of Lease, or any instrument executed in conformity therewith, shall entitle the Lender to pursue any of its rights and remedies under the terms and conditions of any such documents or instruments or as otherwise allowed by law.

IV. RESERVATION OF RIGHT TO MAKE DEMAND. Borrower acknowledge that the Lender reserves the right to accelerate and demand immediate payment of any or all loans and the interest thereon and of all other obligations of Borrower upon the failure of Borrower to comply with any aspect of this Agreement, the Promissory Note, the Mortgage, the Assignment of or any other document or instrument executed in conformity herewith.

V. DOCUMENTATION. Borrower agree that prior to the Lender advancing any sums to Borrower under the Promissory Note:

      A. Borrower shall furnish to the Lender:

            1. a certified copy of the resolutions of the Board of Directors of the Borrower, authorizing the execution, delivery and performance of this Agreement and related documents, in form and substance acceptable to Lender;

            2. current copies of the Articles of Incorporation or Bylaws, if any, and any amendments thereto certified by the Secretary of the Borrower and any amendments thereto together with a certificate of the secretary of the Borrower in a form acceptable to the Lender.

            3. A current Certificate of Good Standing from the Secretary of State of the State of Minnesota.

      B. Borrower shall deliver to Lender a Mortgage and Security Agreement and Fixture Financing Statement, which shall be in form and substance acceptable to the Lender ("Mortgage"), which Mortgage shall be a first lien on the Mortgaged Premises.

      C. Borrower shall execute an assignment of its right, title, and interest in and to its leases for the Mortgaged Premises to the Lender, which assignment shall be in form and substance acceptable to the Lender ("Assignment of Lease").

      D. Borrower shall execute and deliver to Lender an environmental indemnity agreement and an Americans with Disabilities Act indemnity agreement ("Indemnity Agreements") each of which shall be in a form acceptable to Lender.

      E. Borrower shall provide Lender with certified copies of policies of insurance providing for proper and adequate insurance coverage for the Mortgaged Premises at or prior to closing, which shall include, but not necessarily be limited to liability coverage, fire, casualty and extended coverage, all in form and amount satisfactory to the Lender. Such policies shall be paid and shall be in amounts of not less than the full insurable value of the Mortgaged Premises or as otherwise required by the Mortgage.

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

      F. The Lender shall obtain at Borrower's expense a mortgagee's policy of title insurance ensuring that the Mortgage is a first priority lien on the Mortgaged Premises and containing such terms and endorsements as Lender and its counsel may require.

      G. Borrower shall obtain and provide to Lender a letter of opinion from its legal counsel that shall be in a form acceptable to Lender.

      H. Borrower shall provide Lender evidence of Borrower's cash investment for the purchase of the Mortgaged Premises in an amount not less than One Hundred Fifty Eight Thousand and 00/100 ($158,000.00) Dollars.

      I. Borrower shall execute and deliver to Lender an amendment regarding that certain Loan Agreement dated December 4, 2002 between Borrower and Lender.

      J. In addition, Borrower shall execute all such other documents as Lender and its legal counsel may require for the proper documentation of the Loan.

VI. AUTOMATIC EVENTS OF DEFAULT. In addition to and not in lieu of other events of default specified previously within this Agreement, the following shall also constitute automatic "Events of Default" entitling the Lender to exercise any or all of its rights under this Agreement or any instrument executed in conformity herewith (all of which together with any "Event of Default" under the Promissory Note, Mortgage, or Assignment are referred to in this Agreement as "Events of Default"):

      A. Any material event or condition of default (however defined) by Borrower shall occur and the applicable cure period, if any, shall have expired, in any promissory note or any agreement between Borrower and Lender, including but not limited to that certain Revolving Line of Credit Promissory Note dated December 4, 2002 and that certain Loan Agreement dated December 4, 2002 between Borrower and Lender; or

      B. Borrower's failure to comply with any of the provisions of the Promissory Note including without limitation the failure to make any payment on the Promissory Note whether principal, interest, premium or late charge, when and as the same becomes due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise) within five (5) days of the date on which such performance is due; or

      C. Borrower's failure to pay, perform or comply with when due any other indebtedness secured by the Mortgage; or

      D. Borrower's failure to comply with or perform any of the other terms, conditions or covenants of this Mortgage and such failure shall continue for a period of fifteen (15) days after notice thereof to Borrower or such longer time as may be reasonably necessary for Borrower to cure, while acting with due diligence, provided in any event that such time shall be no more than sixty (60) days; or

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

      E. Borrower shall fail to pay Borrower's debts as they become due, make an assignment for the benefit of Borrower's creditors, or shall admit in writing Borrower's inability to pay its debts as they become due or shall file a petition under any chapter of the United States Bankruptcy Code or any similar law, state or federal, now or hereafter existing, or shall become "insolvent" as that term is generally defined under the United States Bankruptcy Code, or shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within sixty (60) days after its commencement or convert the case from one chapter of the United States Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee or receiver appointed for, or have any court take jurisdiction of its property, or any part thereof, in any proceeding for the purpose of reorganization, arrangement, dissolution or liquidation, and such custodian, trustee or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated or stayed within sixty
      (60) days of the appointment; or

      F. an event of default shall occur under any other instrument securing the Promissory Note and shall not have been cured within the time permitted therein to cure; or

      G. a judgment, writ or warrant of attachment or execution, or similar process shall be entered and become a lien or be issued or levied against the Premises and shall not be released or fully bonded within forty-five
      (45) days after its entry, issue or levy; or

      H. any material representation or warranty made by Borrower herein, in the Promissory Note or in any other instrument given as security for payment of the Indebtedness Secured Hereby or executed in conjunction with the Promissory Note shall be false, breached or dishonored; or

      I. the Borrower shall default under or shall fail to comply with any of the terms, conditions or provisions of the Mortgage executed in conjunction herewith.

      J. Borrower furnishes to the Lender any credit application or financial statement containing any information that shall prove to have been incorrect in any material respect when made.

VII.  ADDITIONAL COVENANTS. Borrower agrees that:

      A. so long as the Loan is outstanding, the Borrower shall comply with all loan financial covenants set forth in that certain Loan Agreement dated December 4, 2002 between Borrower and Lender, as amended by that certain Second Amendment and Modification of Revolving Line of Credit Loan Agreement and Reaffirmation of Guaranties of even date herewith, including but not limited to the Minimum net worth covenant, the debt to tangible net worth covenant, the current ratio covenant, the maximum capital expenditure covenant and the debt service coverage covenant.

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

      B. Borrower shall pay or reimburse the Lender and its participants for all expenses, including all reasonable fees and disbursements of legal counsel (up to the maximum amount permitted by law), incurred by the Lender or any of the Lender's participants in connection with the enforcement of this Agreement or any document contemplated hereby, or in connection with the protection or enforcement of the interest and collateral security of the Lender in any litigation or bankruptcy or insolvency proceeding or the prosecution or defense of any action or proceeding relating in any way to the transactions contemplated by this Agreement.

      C. Borrower shall furnish to the Lender as soon as possible and in any event within ten (10) days after the Borrower has obtained knowledge of the occurrence of an event which would constitute an Event of Default hereunder or a violation of any of the covenants or obligations of the Borrower under this Agreement or which would cause any of the representations or warranties hereunder to be false or misleading in any material respect, or an event which with the giving of notice of lapse of time or both would constitute an Event of Default, which is continuing on the date of such statement, in which case the Borrower, as applicable shall deliver a signed statement setting forth details of such violation or event and the action which has been taken, are taking, or propose to take to correct the same.

      D. Borrower shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon either Borrower or upon Borrower's income, or profits, or upon Borrower's assets or properties, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon the property or assets of either the Borrower; provided, however, that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings and for which they shall have set aside adequate reserve therefor.

      E. The performance or observance of any promise or condition set forth in this Agreement may be waived in writing by the Lender, but not otherwise. No delay in the exercise of any power, right, or remedy of the Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other power, right, or remedy.

      F. The Lender and its participants, if any, are not general partners or joint venturers with Borrower and the Lender shall not have any liability or responsibility for any obligation, act, or omission of any of its participants.

      G. Any notices required to be given to Borrower by this Agreement or any of the Exhibits hereto shall be provided at the addresses listed below:

                  WSI Industries, Inc.
                  213 Chelsea Road

Monticello, Minnesota 55362

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      H. Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, set off any liability owed to Borrower by the Lender, whether or not due, against any indebtedness owed to the Lender by Borrower (for the Loan or for any other transaction or event, including both loans retained by the Lender and loans in which the Lender has granted any person or entity a participation), whether or not due. In addition, each entity or other person holding a participating interest in any loans made to Borrower by the Lender shall have the right to appropriate or set off any deposit or other liability then owed by such entity or person to Borrower whether or not due, and apply the same to the payment of said participating interest, as fully as if such bank or person had lent directly to Borrower the amount of such participating interest.

      I. Notwithstanding anything to the contrary in any other document executed in conjunction herewith, any written notice required by this Agreement or any other document executed in conjunction herewith, shall be deemed received upon mailing, regular or certified mail, to the parties at the addresses listed above.

      J. This Agreement is being executed in and is intended to be enforced in the State of Minnesota. This Agreement and the transaction evidenced hereby shall be construed and enforced in accordance with the laws of the State of Minnesota in the State of Minnesota.

      K. All Exhibits to this Agreement are deemed part of the Agreement and all terms and conditions of such Exhibits are to be deemed incorporated by reference into the Agreement.

      L. This Agreement shall be binding upon Borrower and Borrower's successors and assigns, and shall inure to the benefit of the Lender and its participants, successors, and assigns. All rights and powers specifically conferred upon the Lender may be transferred or delegated by the Lender to any of its participants, successors, or assigns. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between Borrower and the Lender shall survive the execution, delivery, and performance of this Agreement and the creation and payment of any indebtedness to the Lender. Borrower waive notice of the acceptance of this Agreement by the Lender.

      M. This instrument may be executed in counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one instrument.

      N. No failure or delay on the part of the Lender in exercising any right, power or remedy hereunder or under the Mortgage, or any other instrument binding on the Borrower shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right power or remedy hereunder or under any other agreement or instrument

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

      running in favor of the Lender. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      O. No amendment, modification, termination or waiver of any provision of this Agreement, the Mortgage or the Promissory Note or consent by the Borrower to any departure therefrom shall be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned duly authorized individuals on the day and year first written above.

                                       BORROWER:

                                       WSI INDUSTRIES, INC., a Minnesota
                                       corporation

                                       By:   /s/  Paul D. Sheely
                                             -----------------------------------
                                             Paul D. Sheely
                                       Its:  Chief Financial Officer

                                       LENDER:

                                       EXCEL BANK MINNESOTA,
                                       a Minnesota banking corporation

                                       By:   /s/  Daniel D. Poppe
                                             -----------------------------------
                                             Daniel D. Poppe
                                       Its:  Managing Director

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